Nationwide Life Insurance Company: • Nationwide Variable Account – 6 • Nationwide Provident VA Separate Account – 1 • Nationwide Provident VLI Separate Account – 1

Prospectus supplement dated July 26, 2010

to Prospectus dated

November 25, 2003  (Evergreen Ultra Advantage)

November 1, 2001  (NLIC VIP Premier DCA;)

May 2, 1994 (NLIC VIP;)

May 1, 1987 (NLIC SPVL and VLI)

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective July 30, 2010, the following paragraph is added to the end of the "Nationwide Life Insurance Company" section of your prospectus:

Nationwide intends to rely on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 ("1934 Act").  In reliance on the exemption provided by Rule 12h-7, we do not intend to file periodic reports as required under the 1934 Act.